SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	March 4, 2014

CIRRUS LOGIC, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-17795	77-0024818
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation or Organization)	File Number)	Identification No.)

800 W. 6th Street, Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (512) 851-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On March 5, 2014, the Board of Directors approved an amendment to the Company’s 2006 Equity Incentive Plan (the “Plan”) to delete Section 6A.1, resulting in the removal of certain minimum vesting requirements and limitations on the use of Full-Value Awards under the Plan.  The Board removed the vesting requirements and limitations on the use of Full-Value Awards in order to be in a position to continue to award restricted stock units with competitive vesting schedules to new employees.  A copy of the Plan was previously filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on February 20, 2007.

In addition, on March 4, 2014, the Company’s Compensation Committee (the “Committee”) approved a restated version of the Company’s 2007 Executive Severance and Change of Control Plan (the “2007 Severance Plan”), which had previously been filed as Exhibit 10.2 to the Current Report on Form 8-K filed by the Company on October 3, 2007.  In particular, the Committee amended the plan to provide that, if the employment of an Eligible Executive (as defined in the 2007 Severance Plan) is terminated either by the Company without cause or by the Eligible Executive for good reason within 12 months following a change in control, the Eligible Executive will be eligible to receive a lump sum cash payment equal to twelve (12) months’ salary (in the case of the Chief Executive Officer, twenty-four (24) months’ salary) at the Eligible Executive’s base salary rate as of the date of termination (without taking into account any reduction in base salary that could trigger Eligible Executive’s resignation for good reason), plus 100% of the Eligible Executive’s annual target bonus amount (less any amounts paid towards that annual target bonus amount during the then current fiscal year), less applicable withholding taxes or other withholding obligations of Company and less any amounts to which Eligible Executive is otherwise entitled under any statutory or Company long or short term disability plan. The Committee also adopted certain additional administrative changes intended to ensure that the 2007 Severance Plan complies with the Employee Retirement Income Security Act of 1974, as amended, and Internal Revenue Code Section 409A.  The Committee modified the 2007 Severance Plan after a competitive review of the severance and change of control benefits provided to executives at comparable peer companies.

The Company maintains a severance plan because the Board believes it is consistent with the practices of peer companies and helps ensure that we are able to attract and retain top talent.

The foregoing is a description of the material amendments to the 2007 Severance Plan and is qualified in its entirety by the text of the 2007 Severance Plan, as restated, which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)           Exhibits

Exhibit                           Description

                Exhibit 10.1                   Executive Severance and Change in Control Plan, as amended and restated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIRRUS LOGIC, INC.

Date: March 7, 2014	By:	/s/ Gregory S. Thomas
Name: Gregory S. Thomas
Title: General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Executive Severance and Change in Control Plan, as amended and restated.
_______________________________________________________________________

Exhibit 10.1